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                                 EXHIBIT 10.12


                             Employment Agreement
                                    Between
                        The Southern Banc Company, Inc.
                           And James B. Little, Jr.

                                2001 Amendment
                                --------------

     WHEREAS, The Southern Banc Company, Inc. (the "Company") has entered into an Employment Agreement (the "Agreement") and a Supplemental Executive Retirement Agreement (the "SERA") with James B. Little, Jr. (the "Employee"); and

     WHEREAS, the Board of Directors of the Company (the "Board") and the Employee have determined that it is appropriate to amend the Agreement (i) to redefine the Employee's position with the Company, (ii) and to provide for a lump sum payment in satisfaction of the benefits to which the Employee is entitled under his SERA.

     NOW, THEREFORE, the Agreement shall be amended as follows, effective immediately.

     3. The first sentence in Section 1 shall be amended by replacing "Investment Officer" with "Vice President."

     4. The second sentence of Section 1 shall be amended by adding the following at the end thereof:

                         provided that the Employee shall not be required to
               perform services for the Bank and its holding company in excess of 30 hours per week.

     5. Nothing contained herein shall be held to alter, vary or otherwise affect any of the terms, provisions or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 19/th/ day of April, 2001, the undersigned hereby approve this 2001 Amendment of the Agreement.

                                            THE SOUTHERN BANC COMPANY, INC.

                                            BY______________________________
                                              Its President

                                              ______________________________
                                                        James B. Little, Jr.